ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

SEMI-ANNUAL REPORT
DECEMBER 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS              ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

February 24, 1999

Dear Shareholder:

We are pleased to report to you on our investment strategy, performance and outlook of the Alliance Bond Fund Corporate Bond Portfolio (the Fund). The objective of the Fund is to maximize income over the long term, while providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Fund seeks capital appreciation. The Fund invests primarily in a diversified portfolio of investment grade and non-investment grade corporate bonds issued by domestic and foreign issuers that we expect to benefit from improving credit and economic fundamentals. The Fund may also hold debt issued by the U.S. and foreign governments.


INVESTMENT RESULTS
The following table shows how your Fund performed over the past six- and 12-month periods ended December 31, 1998. For comparison, we have included the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, as well as the Lipper Corporate Debt Funds BBB-Rated Average (Lipper Average), the average performance of a group of similar corporate bond funds.

As shown, your Fund underperformed both the LB Aggregate Bond Index and the Lipper Average during the six- and 12-month periods ended December 31, 1998. Our exposure to emerging market and Yankee securities dampened performance as these sectors underperformed.


INVESTMENT RESULTS*
Periods Ended December 31, 1998

                                       TOTAL RETURNS
                                   6 MONTHS      12 MONTHS
                                   --------      ---------
ALLIANCE BOND FUND CORPORATE
  BOND PORTFOLIO
  Class A                           -2.82%         -0.02%
  Class B                           -3.24%         -0.78%
  Class C                           -3.17%         -0.71%

LEHMAN BROTHERS AGGREGATE
  BOND INDEX                         4.58%          8.69%

LIPPER CORPORATE DEBT FUNDS
  BBB-RATED AVERAGE                  2.52%          6.23%

* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS COMPOSED OF THE MORTGAGE-BACKED SECURITIES INDEX, THE ASSET-BACKED SECURITIES INDEX AND THE GOVERNMENT/CORPORATE BOND INDEX. THE UNMANAGED LIPPER CORPORATE DEBT FUNDS BBB-RATED AVERAGE (LIPPER AVERAGE) IS BASED ON THE PERFORMANCE OF A UNIVERSE OF FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS CORPORATE AND GOVERNMENT DEBT ISSUES RATED IN THE TOP FOUR GRADES. FOR THE SIX AND 12-MONTH PERIODS ENDED DECEMBER 31, 1998, THE LIPPER AVERAGE CONSISTED OF 123 AND 98 FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


MARKET OVERVIEW
During the six-month period, the U.S. bond market continued to climb as investors sought safety from global financial market turmoil. At the beginning of the period, global markets suffered from multiple concerns about


1


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

recession and a liquidity crisis throughout non-government bond markets. The devaluation in Russia, the extreme weakness in the Japanese yen, and the well-publicized bailout of Long Term Capital Management's hedge fund all added to investors' risk aversion. The resulting "flight to quality" spurred a rally in the U.S. Treasury market and other "safe haven" government bond markets outside the U.S. and negatively impacted returns in the corporate, high yield, mortgage and emerging market bond sectors. The U.S. Federal Reserve and other world central banks reacted by reducing official interest rates. The combined effect of monetary policy ease with the release of stronger than expected U.S. economic growth data reduced market aversion and investors cautiously moved back into higher yielding securities toward the end of the period. The U.S. Treasury sector outperformed all other bond market sectors over the six-month period while the emerging market bond sector underperformed all other bond market sectors.

Within the corporate bond sector, credit spreads (the difference between the yield on comparable quality corporate securities and Treasury securities) widened dramatically at the beginning of the period as financial market turmoil spread throughout the world. Particularly affected were lower quality, foreign (Yankee bonds) and cyclical issuers. As financial markets stabilized in the fourth quarter, credit spreads tightened. Yankee bonds and banks recovered much of the losses they suffered in the third quarter. However, smaller issuers and out of favor industries continued to lag as investors generally avoided any areas of questionable liquidity. The most stable industrial sectors were media & entertainment and telecommunications. These industries, dominated by names such as TCI, Time Warner, Sprint Corp., MCI Worldcom, Inc. and Viacom Inc., maintained investor demand throughout the period. The electric utility sector also enjoyed better stability than most sectors.


INVESTMENT STRATEGY
Over the six-month period ended December 31, 1998, as turmoil spread through financial markets, we increased our treasury holdings and trimmed our exposure to Yankee and emerging market issuers. We continued to emphasize the media & entertainment, telecommunications and electric utility sectors as these sectors continued to perform well amidst financial market turmoil.


OUTLOOK
We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, global growth will continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to moderate from the robust rate of the fourth quarter with growth estimates centered around 3.0% for 1999. Further interest rate reductions are unlikely as economic data continues to show healthy growth. U.S. interest rates, as well as inflation, will remain low.

In the U.S. fixed income markets, corporate securities will provide opportunities despite the spread widening caused by the Brazilian real devaluation on January 13, 1999. Our cautious optimism reflects important distinctions between the recent Brazilian devaluation and 1998's Russian crisis; interest rates are lower, liquidity is much higher, leverage much lower, and the U.S. economy stronger. We expect the safe-haven premium on Treasuries to diminish somewhat, but Treasuries will continue to perform well given their attractiveness to foreign investors, a low inflationary environment and investor sentiment to constrain risk.

Our outlook for emerging market debt has improved as the U.S. Federal Reserve, along with other G7 countries, has begun easing monetary policy in an effort to lower the risk of slower economic growth. Also, the Japanese yen has strengthened sharply against the U.S. dollar, relieving pressure on exchange rates and interest rates elsewhere in Asia. In addition, signs of economic growth are beginning to surface from emerging markets in Asia. However, increased uncertainty has been generated by the change in Brazil's exchange rate policy. Spreads on emerging market debt have widened considerably as a result, weakening growth prospects for Latin America. Furthermore, we remain concerned about the effects that slower global growth and low commodity prices will have on emerging markets. In this environment, we expect emerging market debt prices to remain volatile with periods of improved sentiment, triggered by stimu-


2


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

lative policies in developed countries, interspersed with episodes of weakness, as investors lose confidence in the pace of reforms in emerging countries and Japan.

Thank you for your continued interest and investment in the Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting its progress to you in the coming months.
Sincerely,


John D. Carifa
Chairman and President


Wayne D. Lyski
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund Corporate Bond Portfolio seeks primarily to maximize income over the long-term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will seek capital appreciation. It invests primarily in a diversified portfolio of corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -0.02%         -4.29%
5 Years                        6.55%          5.63%
10 Years                      11.13%         10.65%
SEC Yield**                    7.34%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -0.78%         -3.54%
5 Years                        5.82%          5.82%
Since Inception*               9.57%          9.57%
SEC Yield**                    6.93%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -0.71%         -1.63%
5 Years                        5.84%          5.84%
Since Inception*               7.96%          7.96%
SEC Yield**                    6.95%


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*    Inception: 1/8/93 Class B; 5/3/93 Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
December 31, 1998.


4


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (UNAUDITED)       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________


STANDARD &                                       PRINCIPAL
POOR'S                                            AMOUNT
RATINGS                                            (000)         VALUE
-------------------------------------------------------------------------------

      CORPORATE DEBT OBLIGATIONS-68.9%
      AUTOMOTIVE-2.5%
BB+   Federal Mogul Corp.
        7.875%, 7/01/10                          $ 35,000   $   35,903,105

      BANKING-0.9%
BBB-  FBOP Capital Trust I
        10.20%, 2/06/27 (a) (b)                    12,000       13,172,100

      BROADCASTING/MEDIA-9.6%
BBB-  News America, Inc.
        7.30%, 4/30/28                             69,000       71,162,805
BBB   Time Warner Entertainment Company LP
        8.375%, 7/15/33                            10,000       12,400,040
BBB   Time Warner, Inc.
        6.95%, 1/15/28                             50,000       53,130,200
                                                            --------------
                                                               136,693,045

      CABLE-2.6%
BB+   CSC Holdings, Inc.
        7.25%, 7/15/08                             20,000       20,086,000
        7.625%, 7/15/18                            17,000       16,755,200
                                                                36,841,200

      COMMUNICATIONS-7.7%
BBB-  Comcast Cable Communications
        8.875%, 5/01/17                            40,525       50,689,683
A-    U.S. West Capital Funding, Inc.
        6.875%, 7/15/28                            30,000       32,148,120
CCC   Winstar Communications, Inc.
        10.00%, 3/15/08                            22,000       18,150,000
        11.00%, 3/15/08                               535          534,722
        11.00%, 3/15/08                            10,000        8,273,100
                                                            --------------
                                                               109,795,625

      FINANCIAL-15.6%
BB-   Advanta Capital Trust I
        8.99%, 12/17/26 (b)                        12,000        4,876,704
AA-   Associates Corp., NA
        6.95%, 11/01/18                            25,000       26,610,225
BBB-  GS Escrow Corp.
        7.00%, 8/01/03 (a) (b)                     25,000       24,522,575
        7.125%, 8/01/05 (a) (b)                    20,000       19,750,340
AA-   Merrill Lynch & Co., Inc.
        6.375%, 4/03/08                            10,000        9,640,080
        6.75%, 6/01/28                             22,000       21,983,588
        6.875%, 11/15/18                           40,000       41,748,960
BBB   Renaissance Capital Trust
        8.54%, 3/01/27                             19,470       19,445,682
BBB-  Selkirk Cogen Funding Corp.
        8.65%, 12/26/07                            10,115       11,298,828
        8.98%, 6/26/12                             35,000       41,574,645
                                                            --------------
                                                               221,451,627

      HEALTHCARE-1.6%
BBB   Healthsouth Corp.
        7.00%, 6/15/08                             22,500       22,352,265

      INSURANCE-5.1%
A-    Arkwright CSN Trust
        9.625%, 8/15/26 (a) (b)                    38,500       44,693,611
BBB-  Delphi Funding LLC
        Series A
        9.31%, 3/25/27                             25,000       28,058,100
                                                            --------------
                                                                72,751,711

      PUBLIC UTILITIES-16.8%
BB+   CalEnergy Co., Inc.
        8.48%, 9/15/28                             50,000       56,440,800
BB+   Cogentrix Energy, Inc.
        8.75%, 10/15/08 (a)                        26,000       27,950,000
A+    Consolidated Edison
        7.125%, 2/15/29                            22,000       22,956,406
BB+   El Paso Electric Co.
        8.90%, 2/01/06                             19,000       21,707,500
BB+   Niagara Mohawk Power Corp.
        8.50%, 7/01/10 (c)                         66,750       52,024,149
BBB-  Public Service Co.
        7.10%, 8/01/05 (b)                         20,000       20,169,380
        7.50%, 8/01/18 (b)                         38,750       38,055,445
                                                            --------------
                                                               239,303,680


5


PORTFOLIO OF INVESTMENTS (CONTINUED)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________


STANDARD &                                        PRINCIPAL
POOR'S                                             AMOUNT
RATINGS                                             (000)         VALUE
-------------------------------------------------------------------------------

      TELEPHONE UTILITIES-3.3%
A-    Sprint Capital Corp.
        6.875%, 11/15/28                         $ 45,000   $   46,878,300

      TRANSPORTATION-3.2%
BBB   United Airlines
        9.56%, 10/19/18                            37,716       45,828,900

      Total Corporate Debt Obligations
        (cost $955,154,289)                                    980,971,558

      YANKEES-18.1%
      BANKING-3.2%
BBB   Dao Heng Bank, Ltd.
        7.75%, 1/24/07 (a)                         23,500       19,508,690
Ba1   Fuji LLC
        9.87%, 12/31/49 (a) (d)                    35,000       25,591,265
                                                            --------------
                                                                45,099,955

      COMMUNICATIONS-2.7%
BBB-  Telefonica de Argentina, SA
        9.125%, 5/07/08 (a)                        24,000       22,140,000
        11.875%, 11/01/04                          15,220       16,209,300
                                                            --------------
                                                                38,349,300

      ENERGY-1.1%
BBB-  Transgas de Occidental, SA
        9.79%, 11/01/10 (a)                        22,466       15,726,285

      FINANCIAL-3.1%
BBB-  MC Cuernavaca Trust
        9.25%, 7/25/01 (a)                         29,028       21,045,594
Baa3  Tokai Capital, LLC
        9.98%, 12/29/49 (a) (d)                    26,300       22,412,202
                                                            --------------
                                                                43,457,796

      INDUSTRIAL-3.5%
BB-   CSN Iron Brazil, SA
        9.125%, 6/01/07 (a) (b)                    42,500       26,350,000
C     Grupo Mexicano de Desarrollo, SA
        8.25%, 2/17/01 (d) (e)                     29,200        7,154,000
BB    Reliance Industries, Ltd.
        9.375%, 6/24/26 (a)                        21,000       16,917,600
                                                            --------------
                                                                50,421,600

      REAL ESTATE-0.4%
BB    Guangzhou Shenzhen
        10.25%, 8/15/07                            10,000        4,950,000

      TELEPHONE UTILITIES-2.4%
BBB-  TPSA Finance BV
        7.75%, 12/10/08 (a)                        35,000       34,518,750

      UTILITY-1.7%
BB+   Empresa Electrica Del Norte, SA
        7.75%, 3/15/06 (a)                         40,240       24,144,000

      Total Yankees
        (cost $331,877,686)                                    256,667,686

      U.S. GOVERNMENT OBLIGATIONS-17.3%
AAA   U.S. Treasury Bond
        5.50%, 8/15/28                             30,000       31,453,140
AAA   U.S. Treasury Strip
        Zero coupon, 5/15/10                      100,000       55,806,700
        Zero coupon, 5/15/12                      230,000      113,295,700
        Zero coupon, 5/15/13                       98,000       45,336,368

      Total U.S. Government Obligations
        (cost $236,540,248)                                    245,891,908

      PREFERRED STOCK-6.0%
      FINANCIAL-6.0%
BBB   Centaur Funding Corp.Series B
        9.08%, (a)                                     65       67,149,550
A2    NB Capital Corp.
        8.35%, (d)                                    720       18,765,000
                                                            --------------
        (cost $83,148,500)                                      85,914,550

      SOVEREIGN DEBT OBLIGATIONS-2.0%
      PANAMA-1.3%
BB+   Republic of Panama
        4.00%, 7/17/14                             25,000       18,625,000


6


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

STANDARD &                                       PRINCIPAL
POOR'S                                            AMOUNT
RATINGS                                            (000)          VALUE
-------------------------------------------------------------------------------

      RUSSIA-0.7%
B3    Russia Ministry of Finance
        12.75%, 6/24/28 (a) (d)                  $ 20,000  $     6,000,000
Ca    Russian IAN
        5.9688%, 12/15/15 (d)                       2,656          278,858
NR    Russian Principal
        Loans FRN
        5.9688%, 12/15/20 (f)                      90,000        4,162,500
                                                            --------------
                                                                10,441,358

      Total Sovereign Debt Obligations
        (cost $96,685,851)                                      29,066,358

      COMMERCIAL PAPER-0.4%
      General Electric Capital Corp.
        5.95%, 1/04/99
        (amortized cost $5,297,924)                 5,300        5,297,924

      TOTAL INVESTMENTS-112.7%
        (cost $1,708,704,498)                                1,603,809,984

      Other assets less liabilities-(12.7%)                   (180,894,981)

      NET ASSETS-100%                                      $ 1,422,915,003


(a) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 1998, these securities amounted to $431,592,562 or 30.3% of net assets.

(b)  Duff & Phelps Rating.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(d)  Moody's Rating.

(e)  Security is in default and is non-income producing.

(f) Coupon consists of 2.9844% cash payment and 2.9844% paid-in-kind of Russian IAN's.

     Glossary of terms:

     FRN - Floating Rate Note
     IAN - Interest Arrears Note

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (UNAUDITED)       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,708,704,498)    $ 1,603,809,984
  Cash                                                               2,861,968
  Interest receivable                                               28,976,455
  Receivable for capital stock sold                                  3,134,555
  Prepaid expenses                                                      91,725
  Total assets                                                   1,638,874,687

LIABILITIES
  Payable for investment securities purchased                      210,705,948
  Dividends payable                                                  2,044,526
  Payable for capital stock redeemed                                 1,344,560
  Distribution fee payable                                             917,331
  Advisory fee payable                                                 659,250
  Accrued expenses                                                     288,069
  Total liabilities                                                215,959,684

NET ASSETS                                                     $ 1,422,915,003

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $       107,837
  Additional paid-in capital                                     1,562,614,710
  Distributions in excess of net investment income                  (1,828,677)
  Accumulated net realized loss on investment transactions         (33,084,353)
  Net unrealized depreciation of investments                      (104,894,514)
                                                               $ 1,422,915,003

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($496,701,378 / 37,638,648 shares of capital stock
    issued and outstanding)                                             $13.20
  Sales charge--4.25% of public offering price                             .59
  Maximum offering price                                                $13.79

  CLASS B SHARES
  Net asset value and offering price per share
    ($678,422,311 / 51,421,732 shares of capital stock
    issued and outstanding)                                             $13.19

  CLASS C SHARES
  Net asset value and offering price per share
    ($247,791,314 / 18,776,960 shares of capital stock
    issued and outstanding)                                             $13.20


See notes to financial statements.


8


STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                        $ 62,158,257
  Dividends                                          1,064,621
                                                                  $ 63,222,878

EXPENSES
  Advisory fee                                       3,743,025
  Distribution fee - Class A                           734,289
  Distribution fee - Class B                         3,298,181
  Distribution fee - Class C                         1,110,100
  Transfer agency                                    1,164,309
  Custodian                                            145,695
  Audit and legal                                      138,592
  Registration                                          87,003
  Printing                                              82,408
  Administrative                                        62,617
  Taxes                                                 47,319
  Directors' fees                                        5,283
  Miscellaneous                                         19,038
  Total expenses                                                    10,637,859
  Net investment income                                             52,585,019

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions                     (14,553,016)
  Net realized gain on written options transactions                    572,000
  Net change in unrealized depreciation of investments             (80,639,937)
  Net loss on investments                                          (94,620,953)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (42,035,934)


See notes to financial statements.


9


STATEMENT OF CHANGES
IN NET ASSETS                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                           SIX MONTHS ENDED
                                           DECEMBER 31, 1998      YEAR ENDED
                                              (UNAUDITED)        JUNE 30, 1998
                                           -----------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                    $   52,585,019       $   86,883,131
  Net realized gain (loss) on
    investments and options
    transactions                              (13,981,016)          17,694,598
  Net change in unrealized
    depreciation of investments               (80,639,937)         (14,341,150)
  Net increase (decrease) in
    net assets from operations                (42,035,934)          90,236,579

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                   (21,147,307)         (32,980,257)
    Class B                                   (26,135,654)         (39,538,622)
    Class C                                    (8,795,130)         (14,364,252)
  Distributions in excess of
    net investment income
    Class A                                            -0-          (3,979,895)
    Class B                                            -0-          (4,771,327)
    Class C                                            -0-          (1,733,407)

CAPITAL STOCK TRANSACTIONS
  Net increase                                 83,727,784          418,498,497
  Total increase (decrease)                   (14,386,241)         411,367,316

NET ASSETS
  Beginning of year                         1,437,301,244        1,025,933,928
  End of period (including
    undistributed net investment
    income of $1,664,395 for the
    year ended June 30, 1998)              $1,422,915,003       $1,437,301,244


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (UNAUDITED)       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)
                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $62,617 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 1998.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $857,044 for the six months ended December 31, 1998.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $72,928 from the sales of Class A shares and $1,622, $445,538 and $44,793 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,993,972 and $3,215,497 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $774,864,907 and $711,785,451, respectively, for the six months ended December 31, 1998. There were purchases of $1,211,063,412 and sales of $1,025,597,717 of U.S. government and government agency obligations for the six months ended December 31, 1998.

At December 31, 1998, the cost of investments for federal income tax purposes was $1,731,961,399. Accordingly, gross unrealized appreciation of investments was $53,567,958 and gross unrealized depreciation of investments was $181,719,373 resulting in net unrealized depreciation of $128,151,415.

At June 30, 1998, the Portfolio had a net capital loss carryforward for federal income tax purposes of


12


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

$6,334,555, of which $2,817,216 expires in the year 2003 and $3,517,339 expires in the year 2004.

1. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

Transactions in written options for the six months ended December 31, 1998 were as follows:


                                                 NUMBER OF
                                                 CONTRACTS            PREMIUMS
                                                 ---------            --------
Options oustanding at beginning of year                -0-            $     -0-
Options written                                    65,000              754,000
Options terminated in closing purchase
  transactions                                    (65,000)            (754,000)
Options outstanding at December 31, 1998               -0-            $     -0-


13


NOTES TO FINANCIAL STATEMENTS (CONT.)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 750,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 250,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     DEC. 31, 1998    JUNE 30,    DEC. 31, 1998     JUNE 30,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            5,110,117    13,329,444    $ 67,708,064    $191,806,767
Shares issued in
  reinvestment of
  dividends and
  distributions          931,590     1,434,669      12,271,327      20,673,923
Shares converted
  from Class B           891,448     1,245,638      11,794,428      17,903,380
Shares redeemed       (5,266,605)   (6,171,084)    (69,622,504)    (88,725,044)
Net increase           1,666,550     9,838,667    $ 22,151,315    $141,659,026

CLASS B
Shares sold            9,725,825    19,913,781    $128,808,584    $286,380,021
Shares issued in
  reinvestment of
  dividends and
  distributions        1,042,790     1,579,489      13,723,101      22,757,300
Shares converted
  to Class A            (891,633)   (1,245,638)    (11,794,428)    (17,903,380)
Shares redeemed       (5,855,063)   (6,696,392)    (77,174,124)    (96,372,328)
Net increase           4,021,919    13,551,240    $ 53,563,133    $194,861,613

CLASS C
Shares sold            7,283,280    11,907,869    $ 95,668,431    $171,701,245
Shares issued in
  reinvestment of
  dividends and
  distributions          409,706       773,490       5,397,363      11,154,530
Shares redeemed       (6,856,065)   (7,056,779)    (93,052,458)   (100,877,917)
Net increase             836,921     5,624,580    $  8,013,336    $ 81,977,858


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 1998.


14


FINANCIAL HIGHLIGHTS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                              DEC. 31,                          YEAR ENDED JUNE 30,
                                                1998     ---------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.19       $14.19       $13.29       $12.92       $12.51       $14.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .54(a)      1.08(a)      1.15(a)      1.26         1.19         1.11
Net realized and unrealized gain (loss)
  on investment transactions                    (.92)         .12          .97          .27          .36        (1.36)
Net increase (decrease) in net asset
  value from operations                         (.38)        1.20         2.12         1.53         1.55         (.25)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.61)       (1.08)       (1.22)       (1.16)       (1.14)       (1.11)
Distributions in excess of net
  investment income                               -0-        (.12)          -0-          -0-          -0-        (.03)
Distributions from net realized gains             -0-          -0-          -0-          -0-          -0-        (.25)
Total dividends and distributions               (.61)       (1.20)       (1.22)       (1.16)       (1.14)       (1.39)
Net asset value, end of period                $13.20       $14.19       $14.19       $13.29       $12.92       $12.51

TOTAL RETURN
Total investment return based on
  net asset value (b)                          (2.82)%       8.66%       16.59%       12.14%       13.26%       (2.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $496,701     $510,397     $370,845     $277,369     $230,750     $219,182
Ratio of expenses to average net assets         1.10%(c)     1.05%        1.12%        1.20%        1.24%        1.30%
Ratio of net investment income to average
  net assets                                    8.13%(c)     7.52%        8.34%        9.46%        9.70%        7.76%
Portfolio turnover rate                          118%         244%         307%         389%         387%         372%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             DEC. 31,                   YEAR ENDED JUNE 30,
                                               1998      ---------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.19       $14.19       $13.29       $12.92       $12.50       $14.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .49(a)       .98(a)      1.05(a)      1.15         1.11         1.02
Net realized and unrealized gain (loss)
  on investment transactions                    (.93)         .13          .98          .29          .36        (1.37)
Net increase (decrease) in net asset
  value from operations                         (.44)        1.11         2.03         1.44         1.47         (.35)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.56)        (.98)       (1.13)       (1.07)       (1.05)       (1.04)
Distributions in excess of net
  investment income                               -0-        (.13)          -0-          -0-          -0-        (.01)
Distribution from net realized gains              -0-          -0-          -0-          -0-          -0-        (.25)
Total dividends and distributions               (.56)       (1.11)       (1.13)       (1.07)       (1.05)       (1.30)
Net asset value, end of period                $13.19       $14.19       $14.19       $13.29       $12.92       $12.50

TOTAL RETURN
Total investment return based on
  net asset value (b)                          (3.24)%       7.95%       15.80%       11.38%       12.54%       (3.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $678,422     $672,374     $480,326     $338,152     $241,393     $184,129
Ratio of expenses to average net assets         1.80%(c)     1.75%        1.82%        1.90%        1.99%        2.00%
Ratio of net investment income to
  average net assets                            7.42%(c)     6.80%        7.62%        8.75%        9.07%        7.03%
Portfolio turnover rate                          118%         244%         307%         389%         387%         372%


See footnote summary on page 17.


16


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS C
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             DEC. 31,                   YEAR ENDED JUNE 30,
                                               1998      ---------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.19       $14.19       $13.29       $12.93       $12.50       $14.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .48(a)       .99(a)      1.04(a)      1.14         1.10         1.02
Net realized and unrealized gain (loss)
  on investment transactions                    (.91)         .12          .99          .29          .38        (1.37)
Net increase (decrease) in net asset
  value from operations                         (.43)        1.11         2.03         1.43         1.48         (.35)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.56)        (.99)       (1.13)       (1.07)       (1.05)       (1.05)
Distributions in excess of net
  investment income                               -0-        (.12)          -0-          -0-          -0-          -0-
Distribution from net realized gains              -0-          -0-          -0-          -0-          -0-        (.25)
Total dividends and distributions               (.56)       (1.11)       (1.13)       (1.07)       (1.05)       (1.30)
Net asset value, end of period                $13.20       $14.19       $14.19       $13.29       $12.93       $12.50

TOTAL RETURN
Total investment return based on
  net asset value (b)                          (3.17)%       7.95%       15.80%       11.30%       12.62%       (3.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $247,791     $254,530     $174,762      $83,095      $51,028      $50,860
Ratio of expenses to average net assets         1.80%(c)     1.75%        1.82%        1.90%        1.84%        1.99%
Ratio of net investment income
  to average net assets                         7.40%(c)     6.83%        7.61%        8.74%        8.95%        6.98%
Portfolio turnover rate                          118%         244%         307%         389%         387%         372%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.


17


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Trust Portfolio
    Treasury Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19


ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

CBPSR